SHARED SERVICES AGREEMENT (Tables)	12 Months Ended
Dec. 31, 2015
Shared Services Agreement [Abstract]
Summary Of Expenses Contributed by WDM on Behalf of the Company and Expenses Incurred under the Shares Services Agreement:
The following table represents operating expenses contributed by WDM on behalf of the Company and expenses incurred under the WDM Shared Services Agreement for the years ended December 31, 2015 and 2014:

(dollars in thousands)	2015	2014

Compensation Expenses (1)	$63	$116
Rent and Utilities	257	132
Office Services and Supplies	36	26
Telephone	34	18
Other	67	50
Total Operating Expenses	$457	$342

(1) Compensation expenses are net of services charged to WDM. During the years ended December 31, 2015 and 2014, the Company charged approximately $34 and $61 of expenses, respectively, related to such services.